UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 11, 2021

Ferro Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard Suite 250, Mayfield Heights, Ohio		44124
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FOE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2021, Ferro Corporation, an Ohio corporation (“Ferro”), PMHC II Inc., a Delaware corporation (“Prince”) and PMHC Fortune Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Prince (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Ferro (the “Merger”), with Ferro continuing as the surviving corporation in the Merger and as a direct or indirect wholly owned subsidiary of Prince. The board of directors of Ferro has approved the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock of Ferro (“Ferro Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than (i) shares of Ferro Common Stock held by Ferro as treasury stock or held directly by Prince or any subsidiary of Prince (including Merger Sub) immediately prior to the Effective Time (which will be canceled without payment of any consideration), (ii) shares of Ferro Common Stock for which dissenters rights have been properly exercised and perfected and not withdrawn and (iii) shares of restricted stock) will be converted into the right to receive $22.00 in cash, without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, as of the Effective Time, each option to acquire shares of Ferro Common Stock, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash (less any applicable withholding taxes) equal to (A) the number of shares of Ferro Common Stock subject to such option, multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per share exercise price of such option.

In addition, pursuant to the Merger Agreement, as of the Effective Time, (i) each outstanding share of Ferro restricted stock, each restricted share unit (other than performance share units), deferred share unit, phantom share unit or similar stock right, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash (less any applicable withholding taxes) equal to (A) the number of shares of Ferro Common Stock subject to such right, multiplied by (B) the Merger Consideration, and (ii) each Ferro performance-based share unit, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash (less any applicable withholding taxes) equal to (A) the number of shares of Ferro Common Stock subject to such performance-based share unit, calculated based on the greater of (x) actual performance achieved in accordance with the terms of such performance-based share unit and the Merger Agreement and (y) target level performance over the entire performance period applicable with respect to such performance-based share unit, multiplied by (B) the Merger Consideration.

Ferro and Prince have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that (i) Ferro will conduct its and its subsidiaries’ business in all material respects in the ordinary course of business and in a manner consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) subject to certain exceptions, Ferro will not engage in certain types of transactions or take certain actions outside the ordinary course during such period without the prior consent of Prince, (iii) Ferro will cause a meeting of the Ferro shareholders to be held to consider adoption of the Merger Agreement, and (iv) subject to certain customary exceptions, the board of directors of Ferro will recommend adoption of the Merger Agreement by the shareholders of Ferro. Ferro has also made certain additional customary covenants, including, among others, covenants not to (i) solicit, knowingly encourage or knowingly take any action to facilitate any inquiries, proposals or offers with respect to certain alternative business combination transactions, (ii) subject to certain exceptions designed to allow the board of directors of Ferro to fulfill its fiduciary duties to Ferro’s shareholders (described further below), (x) engage in any discussions concerning, or provide any confidential information to, any person relating to certain alternative business combination transactions, (y) approve, endorse or recommend certain alternative business combination transactions or (z) negotiate, execute or enter into any definitive purchase agreement with respect to certain alternative business combination transactions.

Concurrently with the execution of the Merger Agreement, Prince has delivered to Ferro an executed equity commitment letter from American Securities Partners VII, L.P., American Securities Partners VII(B), L.P. and Securities Partners VII(C), L.P. (the “AS Entities”), pursuant to which the AS Entities have committed, on and subject to the conditions contained in such letter, to provide equity financing to Prince in the amounts set forth therein and to pay, in certain circumstances and subject to the conditions contained in such letter, the Parent Reverse Termination Fee or Parent Regulatory Termination Fee (each as defined below), as applicable.

As of the date of the Merger Agreement, Prince has delivered to Ferro executed debt commitment letters and fee letters pursuant to which the lenders party thereto have committed, subject to the terms and conditions contained in such letters, to provide debt financing in the amounts set forth therein, to enable Prince to consummate the Merger and make payments required under and in connection with the Merger Agreement. The debt and equity financing commitments are subject to the refinancing of certain indebtedness of Prince and its affiliates and other customary closing conditions.

The Merger Agreement contains certain customary termination rights for Ferro and Prince, including Ferro’s right to terminate the Merger Agreement to accept a superior proposal subject to compliance with certain procedures specified in the Merger Agreement. Upon termination of the Merger Agreement under certain specified circumstances, Ferro will be required to pay Prince a termination fee of $55.12 million (the “Company Termination Fee”).

Subject to certain limitations, Ferro may terminate the Merger Agreement if the Merger is not consummated by May 11, 2022 (the “End Date”), provided, however, that if, on such date, certain required regulatory approvals have not been satisfied but all other conditions to closing (other than conditions which by their nature are to be satisfied at the closing) have been satisfied or waived, then unless the Agreement is so terminated by Ferro and such termination is accepted by Prince, the End Date will be automatically extended to August 11, 2022 and each of Ferro and Prince may terminate the Merger Agreement if the Merger is not consummated by such date. The right to terminate the Merger Agreement at the End Date will not be available to a party if the failure of the Merger to have been consummated on or before such date was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement.

The Merger Agreement provides that Prince will be required to pay Ferro a termination fee of $93.43 million (the “Parent Reverse Termination Fee”) under certain circumstances if the Merger Agreement is terminated by Ferro because (i) there has been a breach of representation, warranty or covenant by Prince or Merger Sub that would cause certain closing conditions not to be satisfied, which is not curable or not cured within a specified period, or (ii) all of the mutual conditions to closing have been satisfied, Ferro has satisfied all of its closing conditions, Ferro confirms that it is ready, willing and able to take all action within its control to close, and Prince and Merger Sub fail to consummate the Merger within two business days. The Merger Agreement also provides that Prince will be required to pay Ferro a termination fee under certain circumstances if the Merger Agreement is terminated in connection with a failure to obtain required regulatory approvals, which fee will be equal to $50 million in the event of such termination absent an extension of the End Date as described above, and $93.43 million in the event of such termination following such extension of the End Date (the “Parent Regulatory Termination Fee”).

Ferro and Prince have agreed to use their respective reasonable best efforts to consummate the Merger, including making filings with and seeking approvals from certain governmental entities necessary in connection with the Merger, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In furtherance thereof, Prince has agreed to accept certain divestitures or restrictions on the assets of Prince, Ferro and their respective subsidiaries, if and to the extent necessary to obtain such approvals, subject to certain specified limitations set forth in the Merger Agreement.

Consummation of the Merger is subject to certain customary conditions, including (i) the adoption of the Merger Agreement by the holders of two-thirds of the outstanding shares of Ferro Common Stock, (ii) the absence of any law prohibiting or order preventing the consummation of the Merger, (iii) the receipt of certain regulatory approvals, including expiration or termination of any applicable waiting period under the HSR Act, (iv) the absence of a material adverse effect with respect to Ferro, and (v) compliance in all material respects on the part of each of Ferro and Prince with such party’s covenants under the Merger Agreement. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct, subject to certain materiality exceptions.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Ferro or Prince. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Ferro’s public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of May 11, 2021, by and among Ferro Corporation, PMHC II Inc. and PMHC Fortune Merger Sub, Inc.*
104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of Ferro; Ferro’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our shareholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of Ferro prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.ferro.com under “Investors.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this Current Report on Form 8-K. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Current Report on Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Current Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to a proposed acquisition of Ferro by Prince. In connection with this proposed acquisition, Ferro plans to file one or more proxy statements or other documents with the SEC. This Current Report on Form 8-K is not a substitute for any proxy statement or other document Ferro may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FERRO ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Ferro. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Ferro through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Ferro will be available free of charge on Ferro’s internet website at www.ferro.com or upon written request to: Director of Investor Relations and Corporate Communications, Ferro Corporation, 6060 Parkland Boulevard, Mayfield Heights, Ohio 44144 or by telephone at (216) 875-5451.

Participants in Solicitation

Ferro, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of Ferro is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021, its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 25, 2021, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, which was filed with the SEC on May 10, 2021, and its Current Report on Form 8-K, which was filed with the SEC on May 11, 2021.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Ferro Corporation

6060 Parkland Boulevard

Mayfield Heights, Ohio 44144

Tel. (216) 875-5600

www.ferro.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

May 11, 2021	By:	/s/ Benjamin J. Schlater

Name: Benjamin J. Schlater
Title: Group Vice President and Chief Financial Officer